                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                          United Heritage Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           UNITED HERITAGE CORPORATION
                              2 NORTH CADDO STREET
                             CLEBURNE, TEXAS 76031
                             TELEPHONE 817-641-3681

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

    The Annual Meeting of Shareholders of United Heritage Corporation (the "Company") will be held on Monday, March 25, 2002, at 10:00 a.m. (Central
Time), at the Company's executive offices located at 2 North Caddo Street, Cleburne, Texas for the following purposes:

    (1) To elect the six persons listed in the Proxy Statement which accompanies this Notice to serve as directors of the Company;

    (2) To ratify the appointment of Weaver and Tidwell, L.L.P., or such other firm appointed by the Board of Directors prior to the meeting, as the Company's independent auditors for the fiscal year ending March 31, 2002; and

    (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    Shareholders of record at the close of business on February 8, 2002 will be entitled to notice of and to vote at the Special Meeting and at any continuation or adjournment thereof.

    All shareholders are cordially invited to attend the Annual Meeting in person. Your vote is important. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented. Even though you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement.

                                       By Order of the Board of Directors



                                       Harold L. Gilliam
                                       Secretary

Cleburne, Texas
February 8, 2002

                          UNITED HERITAGE CORPORATION
                             2 NORTH CADDO STREET
                               CLEBURNE, TEXAS
                            TELEPHONE 817-641-3681
                             --------------------
                               PROXY STATEMENT
                       ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD MARCH 25, 2002
                             --------------------
                               VOTING AND PROXY

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of United Heritage Corporation, a Utah corporation (referred to as the "Company", "we", "our" or "us") for use at our Annual Meeting of Shareholders to be held at the Company's executive offices, located at 2 North Caddo Street, Cleburne, Texas 76031, on Monday, March 25, 2002, at 10:00 a.m. local time, and at any meeting following adjournment thereof. The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card are being mailed to shareholders on or about February 27, 2002.

REVOCABILITY OF PROXY AND VOTING OF SHARES

    Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked before it is exercised by sending a written revocation or a duly executed proxy bearing a later date to the Company's Secretary at our principal executive offices located at 2 North Caddo Street, Cleburne, Texas 76031. The proxy may also be revoked by attending the meeting and voting in person.

    If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder's instructions indicated on the proxy card. IF NO INSTRUCTIONS ARE INDICATED, THE PROXY WILL BE VOTED FOR THE APPROVAL OF THE TWO PROPOSALS. We currently know of no other matters to be considered at the Annual Meeting of Shareholders. IF, HOWEVER, ANY OTHER MATTERS COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS, OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, THE PERSONS NAMED IN THE PROXY WILL VOTE THE PROXY IN ACCORDANCE WITH THEIR BEST JUDGMENT ON ANY SUCH MATTER.

RECORD DATE, VOTING RIGHTS AND OUTSTANDING SHARES

    The Board of Directors has fixed February 8, 2002 as the record date (the "Record Date") for determining holders of our Common Stock, $ .001 par value per share, who are entitled to vote at the meeting. As of the Record Date, we had 10,215,059 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the meeting. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the meeting will constitute a quorum at the meeting. If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast in favor of the action exceed the votes cast opposing the action.

    When the proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted on it.
Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of Election, in conjunction with information received from our transfer agent. The Inspectors of Election will also determine whether or not a quorum is present.

    Directors are elected by a plurality of the votes cast in the election. Cumulative voting is not permitted. IF NO SPECIFICATION IS INDICATED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE SIX DIRECTOR-NOMINEES NAMED ON THE PROXY. PROXIES CANNOT BE VOTED FOR A GREATER NUMBER OF PERSONS THAN THE NUMBER OF NOMINEES NAMED.

    The affirmative vote of the holders of a majority of the shares of Common Stock present at the meeting in person or by proxy is required to approve all other proposals brought before the meeting. IF NO SPECIFICATION IS INDICATED, THE SHARES WILL BE VOTED "FOR" APPROVAL OF WEAVER AND TIDWELL, L.L.P., OR SUCH OTHER FIRM APPOINTED BY THE BOARD OF DIRECTORS, AS OUR INDEPENDENT AUDITORS.

SOLICITATION

    The Company is soliciting your proxy. The cost of this solicitation, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to the owners. In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

                                   PROPOSALS

PROPOSAL #1 - ELECTION OF SIX DIRECTORS

    The bylaws of the Company provide that the Board of Directors shall be comprised of not less than three nor more than nine members, and that each director shall be elected to serve until the next Annual Meeting of Shareholders and until his or her successor shall be elected and shall qualify. Any vacancies on the Board may be filled by a majority vote of the Board and any director so elected shall hold office for the unexpired term of his or her predecessor or until the next election of directors by the shareholders of the Company.

    The names of the nominees for directors and other information about them appears below. With the exception of Mr. Mark D. Church, all of the nominees are currently directors of the Company. All of the nominees have consented to serve if elected. If for any unforeseen reason a nominee is unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected by the Board. The Board, however, has no reason to anticipate that any of the nominees will not be able to serve, if elected.

WALTER G. MIZE
    Director since 1987
    Age 63

    Mr. Mize has served as Chairman of the Board, President and Chief Executive Officer of the Company since September 1987. He has also served as President, Chairman of the Board and Chief Executive Officer of UHC Petroleum Corporation and National Heritage Sales Corporation since September 1997, as President of UHC Petroleum Services Corporation since January 1999, and as President of UHC New Mexico Corporation since June 1999. He has been engaged in oil and gas exploration and development, cattle ranching, real estate development, banking and various other investment activities for over thirty years.

HAROLD L. GILLIAM
    Director since 1990
    Age 55

    Mr. Gilliam has served as Secretary, Treasurer and Chief Financial Officer of the Company since November 1990. He has been a partner in the firm of Gilliam, Wharram & Co., P.C., Certified Public Accountants, located in Cleburne, Texas, since August 1987, and has been a Certified Public Accountant in the state of Texas since 1972.

JOE MARTIN
    Director since 1988
    Age 56

    Dr. Martin is an optometrist partner in the Cleburne Eye Clinic, located in Cleburne, Texas. He has been an optometrist for over twenty-five years.

C. DEAN BOYD
    Director since 1988
    Age 54

    Mr. Boyd is the principal of his own financial consulting firm. From June 2000 through December 2000, he served as the Chief Financial Officer and Asset Quality Officer of the First National Bank Holding Company, Longmont, Colorado. From January 1999 to June 2000, Mr. Boyd served as the Vice President, Senior Loan Officer of First National Bank of Longmont,

Longmont, Colorado. Mr. Boyd served as President of Colorado Community First National Bank, located in Louisville, Colorado, from February 1997 to January 1999, and as President of Colorado Community First National Bank, located in Fraser, Colorado, from 1988 to February 1997. Mr. Boyd has been a Certified Public Accountant in the state of Colorado since 1972.

THERESA D. TURNER
    Director since 1992
    Age 41

    Ms. Turner has been President of Colorado Community First National Bank, located in Fraser, Colorado, since February 1997. She previously served as Senior Vice President of that bank from January 1993 to February 1997, and in various other capacities since 1985.

MARK D. CHURCH
    Director nominee
    Age 50

    Mr. Church has served as President and Chief Executive Officer of National Heritage Sales Corporation, a wholly-owned subsidiary of United Heritage Corporation, since April 2001. He previously served as Vice President of Meat and Seafood Sales and Merchandising, as well as in the positions of Ergonomics Manager, Store Director, Grocery Supervisor and District Manager for American Stores (Lucky Stores) from October 1969 to October 1999. Mr. Church is also President of M. C. Development LLC.

    No family relationships exist among the executive officers and directors of the Company. No director of the Company is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of that Act or of any company registered as an investment company under the Investment Corporation Act of 1940, as amended.

    Assuming the presence of a quorum, the six persons receiving the greatest number of votes will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION AS DIRECTORS OF THE ABOVE-NAMED INDIVIDUALS.

PROPOSAL #2 - APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

    Subject to the approval by the shareholders, the Board has selected the firm of Weaver and Tidwell, L.L.P. as independent auditors of the Company for its fiscal year ending March 31, 2002. Weaver and Tidwell, L.L.P. has acted in such capacity for the Company since 1989 and has reported that neither the firm nor any of its partners has any material direct or indirect financial interest in the Company, other than as independent auditors.

    Representatives of Weaver and Tidwell, L.L.P. will be present at the Annual Meeting of Shareholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF WEAVER AND TIDWELL, L.L.P. AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2002.

                     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following table sets forth, as of February 8, 2002, each beneficial owner (other than directors and named executive officers) of more than 5% of our Common Stock.



                                            Amount and Nature of      Percent of
Title of Class     Name and Address         Beneficial Ownership         Class
--------------  -------------------------   --------------------      ----------
Common Stock    Walter G. Mize
                2 North Caddo Street        7,648,500 shares/Direct
                Cleburne, Texas 76031       Ownership                    74.9%

    The following table sets forth, as of February 8, 2002, information with respect to the shares of Common Stock beneficially owned by (i) each director nominee; (ii) each person (other than a person who is also a director nominee) who is an executive officer; and (iii) all executive officers and directors as a group. The term "executive officer" is defined as the President/Chief Executive Officer, Secretary, Chief Financial Officer/Treasurer, any vice-president in charge of a principal business function (such as administration or finance), or any other person who performs similar policy making functions for the Company.

                                                                            Amount and Nature of       Percent of
Title of Class             Name                                          Beneficial Ownership(1)(2)       Class
--------------    --------------------------------------------------     --------------------------    ----------
Common Stock      Walter G. Mize, Executive Officer and Director
                  2 North Caddo Street                                   7,648,500 shares/Direct
                  Cleburne, Texas 76031                                  Ownership                        74.9%
Common Stock      Harold L. Gilliam, Secretary, Treasurer, Chief
                  Financial Officer and Director
                  Gilliam, Wharram & Co.
                  107 Westmeadow Drive                                   4,500 shares/Direct
                  Cleburne, Texas 76033                                  Ownership                           *
Common Stock      Joe Martin, Director
                  Cleburne Eye Clinic
                  110 West Henderson                                     11,000 shares/Direct
                  Cleburne, Texas 76033                                  Ownership                           *
Common Stock      C. Dean Boyd, Director
                  1258 Clubhouse Drive                                   8,550 shares/Direct
                  Broomfield, Colorado 80020                             Ownership                           *
Common Stock      Theresa D. Turner, Director
                  P. O. Box 1283                                         6,500 shares/Direct
                  Winter Park, Colorado 80482                            Ownership                           *
Common Stock      Mark Church
                  2 North Caddo Street                                   1,000 shares/Direct
                  Cleburne, Texas 76031                                  Ownership                           *
All Current
Directors and
Executive Officers
as a Group                                                               7,680,050 shares                 75.17%

*   Less than 1%.
(1) Based on 10,215,059 shares of Common Stock outstanding on the transfer records as of February 8, 2002.
(2) Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d)(1), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. The Company believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

                           COMPENSATION OF DIRECTORS

    No cash fees were paid to directors for their service on the Board of Directors of the Company or its subsidiaries during the fiscal year ended March 31, 2001. The Company does not have a standard or other arrangement pursuant to which directors are compensated for services provided as a director.

                     IDENTIFICATION OF EXECUTIVE OFFICERS

WALTER G. MIZE, PRESIDENT AND CHIEF EXECUTIVE OFFICER

    See discussion of business experience above.

HAROLD L. GILLIAM, SECRETARY, TREASURER AND CHIEF FINANCIAL OFFICER

    See discussion of business experience above.


                            SUMMARY OF COMPENSATION

    During the fiscal years ended March 31, 1999, March 31, 2000 and March 31, 2001, neither the Company nor its subsidiaries paid any cash compensation to the Company's Chief Executive Officer, and no executive officer of the Company received compensation in excess of $100,000.


                           SUMMARY COMPENSATION TABLE

                                                                         LONG TERM COMPENSATION
                                                                  ----------------------------------
                                   ANNUAL COMPENSATION            AWARDS                     PAYOUTS
                               ---------------------------------------------------------------------
                                                   Other
                                                   Annual       Restricted     Securities              All Other
                                                   Compen-        Stock        Underlying      LTIP     Compen-
     Name and                  Salary    Bonus     sation         Awards        Options/     Payouts     sation
Principal Position    Year       ($)      ($)       ($)            ($)           SARs(1)       ($)        ($)
------------------    ----     ------    -----     -------      ----------     ----------    -------   ----------
  CHIEF EXECUTIVE
     OFFICER
Walter G. Mize        2001        0        0          0              0              0           0           0
Director, CEO and     2000        0        0          0              0              0           0           0
President             1999        0        0          0              0              0           0           0

(1) No stock appreciation rights were granted in 1999, 2000 or 2001.

                   OPTION GRANTS DURING THE 2001 FISCAL YEAR

The following table provides certain information with respect to individual grants of stock options and/or stock appreciation rights in the 2001 fiscal year to each of the named executive officers:

                                                                                 Potential Realizable
                                                                                   Value at Assumed
                                                                                 Annual Rates of Stock
                                                                                 Price Appreciation for
                                         Individual Grants                            Option Term
                   ----------------------------------------------------------      -----------------
                    Number of
                   Securities         % of Total
                   Underlying        Options/SARs      Exercise
                    Options/          Granted to       or Base
                     SARs            Employees in      Price       Expiration
Name                Granted           Fiscal Year      ($/Sh)         Date         5% ($)    10% ($)
-------------      ----------        ------------      ---------   ----------      ------    -------
Walter G. Mize         0                  0               N/A         N/A            N/A       N/A
Harold L. Gilliam      0                  0               N/A         N/A            N/A       N/A

    No options were exercised by any executive officer during the 2001 fiscal year.

                             STOCK PERFORMANCE GRAPH

    The following graph compares the performance of the Company's Common Stock with performance of the Russell 2000 Index and the Nasdaq Industrial Index over the period March 29, 1996 through March 31, 2001. The graph assumes that $100 was invested in our Common Stock and each of the indices on March 29, 1996

                      03/30/01   03/31/00   03/31/99    03/31/98   03/31/97   03/29/96
UNITED HERITAGE         21.92      92.31     123.08      142.31     153.85     100.00
RUSSELL 2000 INDEX     145.83     172.05     125.24      149.44     105.17     100.00
NASDAQ INDUSTRIAL      122.08     239.67     136.99      134.02      99.79     100.00

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

    During the fiscal year ended March 31, 2001 the Company received the use of office space and equipment from Walter G. Mize without charge. The Company's management estimates the value of the use of the office space and equipment at approximately $25,000 for the fiscal year ended March 31, 2001. Mr. Mize is under no obligation to provide the use of the office space or equipment to the Company.

                        MEETINGS OF THE BOARD OF DIRECTORS

    The Board of Directors held one meeting during the 2001 fiscal year. In addition, action was taken by the Board of Directors by unanimous written consent three times in lieu of a meeting. Each director attended all of the meetings of the Board during the fiscal year ended March 31, 2001.

                               REPORT ON COMMITTEES

    The Board of Directors has two standing committees. Information regarding the functions of the Board's committees, their present membership and the number of meetings held by each committee during the 2001 fiscal year is described below.

    AUDIT COMMITTEE. The Audit Committee is responsible for recommending to the Board of Directors the selection of independent public accountants to audit the Company's books and records annually, to discuss with the independent auditors the scope and results of any audit, to review and approve any nonaudit services performed by the Company's independent auditing firm, and to review certain related party transactions. The members of the Audit Committee are Mr. C. Dean Boyd, Mr. Joe Martin and Ms. Theresa Turner. The Audit Committee met once in the year 2001.

    STOCK OPTION COMMITTEE. The Stock Option Committee is responsible for the administration of the 1995 United Heritage Corporation Stock Option Plan, the 1996 Stock Option Plan, the 1998 Stock Option Plan and the 2000 Stock Option Plan. The members of the Stock Option Committee are Mr. Walter G. Mize and Mr. Joe Martin. The Stock Option Committee met once in the year 2001.

    The Board of Directors does not have a Nominating Committee or a Compensation Committee.

                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee of the Board of Directors is currently composed of three directors who are independent directors as defined under Rule 4200(a)(14) of the National Association of Securities Dealers' Marketplace Rules. The Audit Committee operates under a written charter adopted by the Board of Directors that is included as Appendix A to this Proxy Statement.

    The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for our financial statements and the financial reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements that have been included in our Annual Report on Form 10-K for the year ended March 31, 2001.

    The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from the Company and its management including the matters in the written disclosures provided to the Audit Committee as required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES.

    The Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the 2001 fiscal year for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended the selection of our independent auditors for the fiscal year ending March 31, 2002.

                                       Members of the Audit Committee

                                       C. Dean Boyd
                                       Joe Martin
                                       Theresa Turner

             COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT

    Section 16(a) of the Securities Act requires our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the Securities and Exchange Commission. Directors, executive officers and persons who own more than 10% of our Common Stock are required by Securities and Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file.

    To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2001 fiscal year our directors, executive officers and persons who own more than 10% of our Common Stock complied with all Section 16(a) filing requirements.

                             AUDIT AND OTHER FEES

    AUDIT FEES: The aggregate fees billed for professional services rendered for the audit of our annual financial statements for the most recent fiscal year and the reviews of the financial statements included in our Forms 10-Q for the most recent fiscal year totaled $30,500.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The Company incurred no fees for financial information systems design and implementation.

    ALL OTHER FEES: There were no other fees for services rendered by Weaver and Tidwell, L.L.P. other than in connection with the audit of our annual financial statements and reviews of the financial statements included in our Forms 10-Q.

                 STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

    Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, any shareholder who intends to present a proposal at the Annual Meeting in the year 2003 must deliver the proposal to our principal executive office no later than the close of business on October 1, 2002.

    Notice of intention to present a proposal at the 2002 Annual Meeting should be addressed to Corporate Secretary, United Heritage Corporation, 2 North Caddo Street, Cleburne, Texas 76031. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                        TRANSACTION OF OTHER BUSINESS

    Management does not know of any matters requiring a vote to be brought before the meeting other than those referred to in this Proxy Statement. If any matters which are not specifically set forth in the form of proxy and this Proxy Statement properly come before the meeting, the persons designated as proxies will vote thereon in accordance with their best judgment.

                                                                      Appendix A

                           UNITED HERITAGE CORPORATION
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

The Audit Committee (the "Committee") is a committee of the Board of Directors of United Heritage Corporation (the "Company"). The Committee is composed of at least three (3) directors, each of whom is able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement or will be able to do so within a reasonable period of time after his or her appointment to the Committee. In addition, at least one (1) member must have past employment experience in either accounting or finance, professional certification in accounting, or other comparable experience or backgrounds that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

Each member of the Committee shall also be an "independent director," as described in rule 4200 of the NASD MANUAL. One director who is not independent, and who is not a current employee or an immediate family member of a person who is an employee of the Company, may be appointed to the Committee, if the Board of Directors, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders. The Board of Directors must disclose the nature of the relationship and the reasons for its determination in the Company's next annual proxy statement.

STATEMENT OF POLICY

The Committee shall assist the Board of Directors in fulfilling its responsibility to the shareholders relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the management of the Company.

RESPONSIBILITIES

In carrying out its responsibilities, the Committee's policies and procedures should remain flexible, in order best to react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with applicable requirements and are of the highest quality.

In carrying out these responsibilities, the Committee will:

    - Receive and review from the outside auditors a formal written statement delineating all relationships between the Company and the auditor, consistent with Independence Standards Board Standard 1.

    - Conduct a dialogue with the auditor regarding any disclosed relationships or services that may impact the objectivity and independence of the auditor.

    - Take or recommend that the full Board take appropriate action to oversee the independence of the outside auditor.

    - Assure the outside auditor's accountability to the Board of Directors and the Committee as representatives of the Company's shareholders.

    - Exercise the authority and responsibility, as representatives of the shareholders, to select, evaluate, and when appropriate replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

    - Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and, at the conclusion thereof, review the audited financial statements, including any comments or recommendations of the independent auditors, with management of the Company and the outside auditors.

    - Prepare annually a report of the Committee that, among other requirements, complies with the requirements of Securities and Exchange Commission ("SEC") Regulation S-K, Item 306.

    - Review the financial statements to be contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles will be reviewed.

    - In the Committee's annual report, include a recommendation to the Board of Directors regarding inclusion of the audited financial statements in the Company's Annual Report on Form 10-K to be filed with the SEC.

    - Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis will be given to the adequacy of such internal controls to expose any payments, transaction, or procedures that might be deemed illegal or otherwise improper.

    - Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

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

    - Review accounting and financial human resources and succession planning within the company.

    - Submit the minutes of all meetings and all written consents of the Audit Committee to the Board of Directors.

    - Investigate any matter brought to its attention within the scope of its duties with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

    - Act by meeting, conference call or written consent as provided by the Company's Bylaws for activities of committees of the Board of Directors.

This charter of the Audit Committee is hereby adopted, in one or more counterparts, by action of all of the directors of the Company, effective as at September 11, 2000. The Company's Secretary shall place this Audit Committee Charter in the Company's Minute Book as an action by unanimous written consent of the Company's directors.


         /s/                                    /s/
------------------------------------   ------------------------------------
       Walter G. Mize                         C. Dean Boyd
       Director                               Director


         /s/                                    /s/
------------------------------------   ------------------------------------
       Harold Gilliam                         Joe Martin
       Director                               Director


         /s/
------------------------------------
       Theresa D. Turner
       Director

                                     PROXY

                          UNITED HERITAGE CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING ON MARCH 25, 2002

    This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted "FOR" the approval of the two proposals set forth in the proxy statement.

    The stockholder(s) represented herein appoint(s) Walter G. Mize and Harold L. Gilliam, and each of them, proxies with the power of substitution to vote all shares of Common Stock entitled to be voted by said stockholder(s) at the Annual Meeting of the Stockholders of United Heritage Corporation to be held at the executive offices, located at 2 North Caddo Street, Cleburne, Texas 76031, on March 25, 2002 at 10:00 a.m. (Central
Time), and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL #1-ELECTION OF DIRECTORS

Walter G. Mize       FOR / /      AGAINST / /      ABSTAIN / /

Harold L. Gilliam    FOR / /      AGAINST / /      ABSTAIN / /

Joe Martin           FOR / /      AGAINST / /      ABSTAIN / /

C. Dean Boyd         FOR / /      AGAINST / /      ABSTAIN / /

Theresa D. Turner    FOR / /      AGAINST / /      ABSTAIN / /

Mark D. Church       FOR / /      AGAINST / /      ABSTAIN / /

PROPOSAL #2-RATIFICATION OF WEAVER AND TIDWELL, L.L.P. AS OUR INDEPENDENT AUDITORS FOR 2002

                  FOR / /      AGAINST / /      ABSTAIN / /

     PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ENCLOSED
                          ENVELOPE AS SOON AS POSSIBLE.

IN THEIR DISCRETION, PROXIES ARE ENTITLED TO VOTE UPON SUCH OTHER MATTERS AS MAY
         PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.



Signature_______________________ Date_______



Signature_______________________ Date_______